                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement                       / / Confidential,
                                                               for Use of the
                                                               Commission Only
                                                               (as permitted by
                                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                              WMS INDUSTRIES INC.
                (Name of Registrant as Specified in Its Charter)
                              WMS INDUSTRIES INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing party:

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     (4) Date filed:

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

                                     [LOGO]

                              WMS INDUSTRIES INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 23, 1996

                            ------------------------

To the Stockholders of
  WMS INDUSTRIES INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of WMS Industries Inc. (the "Company") will be held on Tuesday, January 23, 1996 at 11:30 A.M. Eastern Standard Time in the Salon Concorde on the 3rd Floor of the Hotel Parker Meridien, 118 West 57th Street, New York, New York 10019 to consider and act upon the following matters:

          1. electing a board of nine directors;

          2. ratifying the appointment of Ernst & Young LLP as independent auditors for the 1996 fiscal year; and

          3. transacting such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The close of business on December 1, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments thereof. A list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder of the Company for any purpose germane to the meeting during ordinary business hours at the offices of the Company for the ten-day period prior to the meeting.

     YOU ARE EARNESTLY REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO MARK, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                               BARBARA M. NORMAN
                                               Secretary

Chicago, Illinois
December 12, 1995

                         ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                              WMS INDUSTRIES INC.
                           -------------------------

                                PROXY STATEMENT
                           -------------------------

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of WMS Industries Inc. (the "Company" or "WMS") of proxies to be voted at the Annual Meeting of Stockholders to be held in the Salon Concorde on the 3rd Floor of the Hotel Parker Meridien, 118 West 57th Street, New York, New York 10019, on January 23, 1996 at 11:30 A.M. Eastern Standard Time, and at any adjournment or adjournments thereof.

     All proxies in the accompanying form which are properly executed and duly returned will be voted in accordance with the instructions specified therein. If no instructions are given, such proxies will be voted in accordance with the recommendations of the Board as indicated in this Proxy Statement. A proxy may be revoked at any time prior to its exercise by written notice to the Company, by submission of another proxy bearing a later date or by voting in person at the meeting. Such revocation will not affect a vote on any matters taken prior thereto. The mere presence at the meeting of the person appointing a proxy will not revoke the appointment.

     The mailing address of the Company's principal executive offices is 3401 North California Avenue, Chicago, Illinois 60618. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about December 12, 1995.

     Only holders of the Company's Common Stock, $.50 par value per share (the "Common Stock"), of record at the close of business on December 1, 1995 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment or adjournments of such meeting. There were 24,126,300 shares of Common Stock outstanding on the Record Date (excluding 54,312 treasury shares); each such share entitles the holder thereof to one vote.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information as of November 30, 1995 concerning persons which, to the knowledge of WMS, beneficially own more than 5% of the outstanding shares of WMS Common Stock:

                                                                                    PERCENTAGE
                  NAME AND ADDRESS OF                  AMOUNT AND NATURE OF       OF OUTSTANDING
                    BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP       COMMON STOCK(1)
    ------------------------------------------------  -----------------------     ---------------
    Sumner M. Redstone and
      National Amusements, Inc.
      200 Elm Street
      Dedham, MA 02026..............................        5,929,100(2)               24.6%
    Louis J. Nicastro
      WMS Industries Inc.
      3401 North California Avenue
      Chicago, IL 60618.............................        6,433,732(3)               26.1%
    Neil D. Nicastro
      WMS Industries Inc.
      3401 North California Avenue
      Chicago, IL 60618.............................        6,791,100(4)               27.2%

                                                                                    PERCENTAGE
                  NAME AND ADDRESS OF                  AMOUNT AND NATURE OF       OF OUTSTANDING
                    BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP       COMMON STOCK(1)
    ------------------------------------------------  -----------------------     ---------------
    The Capital Group Companies, Inc.
      and Capital Research and
      Management Company
      333 South Hope Street
      Los Angeles, CA 90071.........................        1,875,000(5)                7.8%
    State of Wisconsin
      Investment Board
      P.O. Box 7842
      Madison, WI 53707.............................        1,502,000(6)                6.2%

---------------

(1) Based upon 24,126,300 shares of WMS Common Stock outstanding on November 30, 1995. Each beneficial owner's percentage holdings have been calculated assuming full exercise of stock options, if any, exercisable by such holder within 60 days of November 30, 1995.

(2) The number of shares reported is based upon information contained in Amendment No. 19, dated September 26, 1995 to the Schedule 13D filed by Mr. Summer M. Redstone with the Securities and Exchange Commission (the "Commission"). Pursuant to such Schedule, Mr. Redstone and National Amusements, Inc., a Maryland corporation, reported beneficial ownership of and shared voting and sole investment power with respect to 3,033,800 and 2,895,300 shares, respectively, of WMS Common Stock and that Mr. Redstone is the beneficial owner of 66 2/3% of the issued and outstanding shares of the common stock of National Amusements, Inc. For a discussion concerning the shared voting power with respect to the 5,929,100 shares of WMS Common Stock referred to above, see "Voting Proxy Agreement."

(3) The number of shares reported as beneficially owned include 5,929,100 shares owned by Sumner M. Redstone and National Amusements, Inc. for which the reporting person has shared voting power but no dispositive power. Additionally, the number of shares reported as beneficially owned include 500,000 shares for which the reporting person has sole voting and sole dispositive power, all of which may be acquired pursuant to Target Price Options within 60 days of November 30, 1995. For a discussion concerning the shared voting power with respect to the 5,929,100 shares of WMS Common Stock referred to above, see "Voting Proxy Agreement."

(4) The number of shares reported as beneficially owned include 5,929,100 shares owned by Sumner M. Redstone and National Amusements, Inc. for which the reporting person has shared voting power but no dispositive power. Additionally, the number of shares reported as beneficially owned include 862,000 shares for which the reporting person has sole voting and sole dispositive power, 800,000 of which may be acquired pursuant to stock options within 60 days of November 30, 1995, 500,000 of such options being Target Price Options (as herein defined). For a discussion concerning the shared voting power with respect to the 5,929,100 shares of WMS Common Stock referred to above, see "Voting Proxy Agreement."

(5)  The number of shares reported is based upon information contained in a
     Schedule 13G dated February 8, 1995 filed with the Commission by The Capital Group Companies, Inc. and Capital Research and Management Company, investment management companies. The shares reported in the Schedule are owned by accounts under the discretionary investment management of one or more of the investment management companies of The Capital Group Companies.

(6) The information set forth herein is based on a Schedule 13G dated February 13, 1995 filed with the Commission by the State of Wisconsin Investment Board, a government agency which manages public pension funds subject to provisions comparable to the Employee Retirement Income Security Act of 1974, as amended.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of November 30, 1995, certain information concerning beneficial ownership of shares of WMS Common Stock by each director of WMS, each executive officer of WMS and by all directors and executive officers of WMS as a group:

                                                             AMOUNT AND      PERCENT OF
                                                             NATURE OF       OUTSTANDING
                                                             BENEFICIAL        COMMON
                     NAME OF BENEFICIAL OWNER               OWNERSHIP(1)      STOCK(2)
        --------------------------------------------------  ------------     -----------
        Harold H. Bach, Jr................................     77,000(3)           **
        George R. Baker*..................................     50,800(4)           **
        William C. Bartholomay*...........................     68,800(4)           **
        Kenneth J. Fedesna*...............................    130,058(5)           **
        William E. McKenna*...............................     52,594(4)           **
        Norman J. Menell*.................................     52,216(4)           **
        Louis J. Nicastro*................................  6,433,732(6)         26.1%
        Neil D. Nicastro*.................................  6,791,100(7)         27.2%
        Barbara M. Norman.................................     90,000(3)           **
        Harvey Reich*.....................................     51,190(4)           **
        Ira S. Sheinfeld*.................................     54,000(8)           **
                                                            ------------        -----
        Directors and Executive Officers as a group
          (11 persons)....................................  7,922,390(9)(10)     30.5%(10)
                                                             ===========     =========

---------------

 * Nominees for Director

** Less than 1%

(1) Pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act, as amended (the "Exchange Act"), options held by directors and executive officers are deemed to be beneficially owned if the holder of the option has the right to acquire beneficial ownership of such security within 60 days of November 30, 1995. Certain of such options as reported herein also require that WMS' Common Stock attain a market price of $35.00 per share prior to exercise (the "Target Price Options"). Except as otherwise indicated in the following footnotes, each of the persons listed in the table owns the shares of WMS Common Stock opposite his or her name and has sole voting and dispositive power with respect to such shares.

(2) For purposes of calculating the percentage of shares of WMS Common Stock, shares issuable upon the exercise of stock options have been deemed to be outstanding.

(3) Includes 75,000 shares of WMS Common Stock which the reporting person has the right to acquire upon the exercise of Target Price Options.

(4) Includes 50,000 shares of WMS Common Stock which the reporting person has the right to acquire upon the exercise of Target Price Options.

(5) Includes 130,000 shares of WMS Common Stock which the reporting person has the right to acquire upon the exercise of stock options, 100,000 of which are Target Price Options.

(6) The number of shares reported as beneficially owned include 5,929,100 shares owned by Sumner M. Redstone and National Amusements, Inc. for which the reporting person has shared voting power but no dispositive power. Additionally, the number of shares reported as beneficially owned include 500,000 shares for which the reporting person has sole voting and sole dispositive power, all of which may be acquired pursuant to Target Price Options. For a discussion concerning the shared voting power with respect to the 5,929,100 shares of WMS Common Stock referred to above, see "Voting Proxy Agreement."

(7) The number of shares reported as beneficially owned include 5,929,100 shares owned by Sumner M. Redstone and National Amusements, Inc. for which the reporting person has shared voting power but no dispositive power. Additionally, the number of shares reported as beneficially owned include 862,000 shares for which the reporting person has sole voting and sole dispositive power, 800,000 of which may be acquired pursuant to stock options, 500,000 of which are Target Price Options. For a discussion concerning the shared voting power with respect to the 5,929,100 shares of WMS Common Stock referred to above, see "Voting Proxy Agreement."

(8) Includes 54,000 shares of WMS Common Stock which the reporting person has the right to acquire upon the exercise of stock options, 50,000 of which are Target Price Options.

(9) Includes 1,884,000 shares of WMS Common Stock which directors and executive officers have the right to acquire upon the exercise of stock options, 1,550,000 of which are Target Price Options. Additionally, includes 5,929,100 shares of WMS Common Stock with respect to which Mr. Louis J. Nicastro and Mr. Neil D. Nicastro both have shared voting power but no dispositive power. For a discussion concerning the shared voting power with respect to the 5,929,100 shares of WMS Common Stock referred to above, see "Voting Proxy Agreement."

(10) For purposes of this calculation, the 5,929,100 shares of WMS Common Stock with respect to which Mr. Louis J. Nicastro and Mr. Neil D. Nicastro have shared voting power but no dispositive power have only been counted once. For a discussion concerning the shared voting power with respect to the 5,929,100 shares of WMS Common Stock referred to above, see "Voting Proxy Agreement."

VOTING PROXY AGREEMENT

     In order for WMS to be permitted to manufacture and sell slot machines in Nevada, WMS and certain of its subsidiaries and Mr. Louis J. Nicastro and Mr. Neil D. Nicastro were required to be licensed or found suitable and were licensed or found suitable by the Nevada State Gaming Control Board and the Nevada Gaming Commission (the "Nevada Gaming Authorities"), as applicable, as a registered publicly traded corporation, as registered holding companies, for licensure as a manufacturer and distributor of gaming devices and as directors, officers and stockholders of such entities as applicable. Under applicable Nevada law and administrative procedure, as a greater than 10% stockholder of WMS, Mr. Sumner M. Redstone was required to apply and has an application pending with the Nevada Gaming Authority for a finding of suitability as a stockholder of WMS. Pending completion of the processing of Mr. Redstone's application, Mr. Redstone and National Amusements, Inc. have voluntarily granted to Mr. Louis J. Nicastro and, if he is unable to perform his duties under the Proxy Agreement (as herein defined), Mr. Neil D. Nicastro, individually, a voting proxy for all of the shares of WMS Common Stock which they own beneficially or of record.

     On September 21, 1995, Mr. Louis J. Nicastro and Mr. Neil D. Nicastro entered into a Voting Proxy Agreement (the "Proxy Agreement") with WMS, Mr. Sumner M. Redstone and National Amusements, Inc., pursuant to which Mr. Louis J. Nicastro and, if he is unable to perform his duties under the Proxy Agreement, Mr. Neil D. Nicastro have each been appointed, individually, as Proxy Holder with full power of substitution during and for the term of the voting proxy, to vote all shares of WMS Common Stock as the proxy of Mr. Redstone and National Amusements, Inc., at any annual, special or adjourned meeting of the stockholders of WMS, including the right to execute consents, certificates or other documents relating to WMS that the law of the State of Delaware may permit or require on any and all matters which may be presented to the stockholders of WMS. The term of the Proxy Agreement is for 10 years commencing August 25, 1995, unless sooner terminated upon 30 days written notice. The Proxy Agreement will be deemed terminated as to any subject matter that will be presented for approval, consent or ratification to the stockholders of WMS if WMS fails to give Mr. Redstone and National Amusements, Inc. 45 days notice of such subject matter. The Proxy Agreement will also terminate if Mr. Redstone and National Amusements, Inc. are found suitable as stockholders of WMS by the Nevada Gaming Authorities or are no longer subject to the provisions of Nevada gaming laws applicable to holders of more than 10% of WMS' Common Stock. The Proxy Agreement is not applicable to any shares of WMS' Common Stock sold or otherwise disposed of by Mr. Redstone or National Amusements, Inc. to any person who is not an affiliate of Mr. Redstone or National Amusements, Inc. Mr. Redstone and National Amusements, Inc. have agreed to give notice of any sale or disposition to the Chairman of the Nevada State Gaming Control Board within 10 days after such sale or disposition.

     Mr. Louis J. Nicastro and Mr. Neil D. Nicastro have advised WMS that they plan to utilize the voting proxy with respect to the 5,929,100 shares of WMS Common Stock beneficially owned by Mr. Sumner M. Redstone and National Amusements, Inc. to vote FOR Proposals 1 and 2.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Upon the recommendation of the Nominating Committee, nine directors, constituting the entire Board, are to be elected to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualify. All of the nominees are at present directors of the Company. Mr. Neil D. Nicastro is the son of Mr. Louis J. Nicastro. Should any of the nominees be unable to serve or refuse to serve as a director (an event which the Board does not anticipate), proxies solicited hereunder will be voted in favor of those nominees who do remain as candidates and may be voted for substituted nominees.

                                               POSITION WITH COMPANY AND        DIRECTOR
         NAME OF NOMINEE (AGE)                   PRINCIPAL OCCUPATION            SINCE
---------------------------------------  -------------------------------------  --------
Louis J. Nicastro (67).................  Chairman of the Board of Directors       1974
                                         and Co-Chief Executive Officer of the
                                         Company
Neil D. Nicastro (39)..................  President, Co-Chief Executive            1986
                                         Officer, Chief Operating Officer and
                                         a Director of the Company
Kenneth J. Fedesna (46)................  Vice President and General Manager of    1993
                                         the Company's Coin-Op Amusement Game
                                         Operations and a Director of the
                                         Company
Norman J. Menell (64)..................  Vice Chairman of the Board of            1980
                                         Directors of the Company
George R. Baker (65)...................  Director of the Company and Private      1983
                                         Consultant
William C. Bartholomay (67)............  Director of the Company and President    1981
                                         of Near North National Group
William E. McKenna (76)................  Director of the Company and General      1981
                                         Partner of MCK Investment Company
Harvey Reich (66)......................  Director of the Company and Attorney,    1983
                                         Of Counsel to the firm of Robinson
                                         Brog Leinwand Green Genovese & Gluck,
                                         P.C.
Ira S. Sheinfeld (57)..................  Director of the Company and Attorney,    1993
                                         Member of the firm Squadron,
                                         Ellenoff, Plesent & Sheinfeld LLP

     LOUIS J. NICASTRO, Chairman of the Board of Directors and Co-Chief Executive Officer of the Company. Mr. Nicastro has served as Chairman of the Board since its incorporation in 1974. On August 29, 1994, he became Co-Chief Executive Officer, having served as Chief Executive Officer since 1974. He served as President (1985-1988 and 1990-1991) and as Chief Operating Officer (1985-1986) of the Company.

     NEIL D. NICASTRO, Director, President and Co-Chief Executive Officer of the Company. Mr Nicastro became a director of the Company in 1986 and was elected President of the Company June 18, 1991 and Co-Chief Executive Officer August 29, 1994. He has also served as Chief Operating Officer of the Company since September 1990. He served as Treasurer (1986-1994), Executive Vice President (1988-1991), Senior Vice President (1986-1988) and Director of Stockholder Relations (1981-1986) of the Company.

     KENNETH J. FEDESNA was elected a director of the Company on August 23, 1993. He has served as Vice President and General Manager of Williams Electronics Games, Inc. and Midway Manufacturing Company, wholly-owned subsidiaries of the Company, for in excess of five years.

     NORMAN J. MENELL was elected Vice Chairman of the Board of Directors effective September 30, 1990. He served as President (1988-1990), Chief Operating Officer (1986-1990) and Executive Vice President (1981-1988) of the Company.

     GEORGE R. BAKER is a private consultant. He was a general partner of Barrington Limited Partners (private investment partnership) (1985-1986), a special limited partner of Bear, Stearns & Co., Inc. (investment banking) (1983-1985) and an Executive Vice President of Continental Bank, N.A. (1951-1982). Mr. Baker is a director of The Midland Co., Reliance Group Holdings, Inc., Reliance Insurance Co. and W. W. Grainger, Inc.

     WILLIAM C. BARTHOLOMAY is President of Near North National Group, Chicago, Illinois (insurance brokers) and Chairman of the Board of the Atlanta Braves (National League Baseball). He also served as Vice Chairman of Turner Broadcasting System, Inc., Atlanta, Georgia (1976-1992) and was re-elected as Vice Chairman in April 1994. Mr. Bartholomay served as a director of Turner Broadcasting System, Inc. (1976-April 1994). He also served as Vice Chairman of the Board of Frank B. Hall & Co. Inc. (1974-1990).

     WILLIAM E. MCKENNA has served as a General Partner of MCK Investment Company, Beverly Hills, California for in excess of five years. He also is a director of California Amplifier, Inc., Calprop Corporation, Drexler Technology Corporation and Safeguard Health Enterprises, Inc.

     HARVEY REICH has been a member of the law firm of Robinson Brog Leinwand Green Genovese & Gluck, P.C., New York, New York and its predecessor firms for in excess of five years.

     IRA S. SHEINFELD was elected a director of the Company August 23, 1993. He has been a member of the law firm of Squadron, Ellenoff, Plesent & Sheinfeld LLP, New York, New York for in excess of five years, which firm the Company has retained to provide tax and legal services during the last fiscal year and proposes to retain for such services during the current fiscal year.

REQUIRED VOTE

     The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to elect directors.

                            ------------------------

     THESE INDIVIDUALS WILL BE PLACED IN NOMINATION FOR ELECTION TO THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY SIGNED PROXY CARDS RETURNED WILL BE VOTED "FOR" THE ELECTION OF THESE NOMINEES UNLESS AN INSTRUCTION TO THE CONTRARY IS INDICATED ON THE PROXY CARD.
                            ------------------------

THE BOARD OF DIRECTORS

     The Board of Directors is responsible for the overall affairs of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. The majority of the Board, six of the nine directors, are outside directors who are neither officers nor employees of the Company or its subsidiaries.

     During the 1995 fiscal year the Board of Directors of the Company held six meetings. All other action taken by the Board was by the unanimous written consent of the members after review of proposals presented to each member. Each director attended more than 75% of the aggregate of meetings of the Board and committees on which he served during the fiscal year.

DIRECTOR COMPENSATION

     The Company pays a fee of $40,000 per annum to each director who is not also an employee of the Company or its subsidiaries. Each such director who serves as the chairman of any committee of the Board of Directors receives a further fee of $5,000 per annum for his services in such capacity and each member of the Company's Audit and Ethics Committee receives an additional fee of $5,000 per annum.

     During the 1995 fiscal year, each non-employee director of the Company's 95%-owned subsidiary Posadas de Puerto Rico Associates, Incorporated (which includes Messrs. Bartholomay, Menell and Reich) also received an annual fee of $10,000 for services as a director and, for those non-employee directors who serve as a member of the Audit, Ethics and Compensation Committee of such subsidiary's Board of Directors (which includes Messrs. Bartholomay and Reich) a further fee of $12,500 was paid. During the 1995 fiscal year, each non-employee director of the Company's 62%-owned subsidiary Williams Hospitality Group Inc. (which includes Messrs. Baker, McKenna and Menell) also received an annual fee of $22,500 for services as a director.

     The Company's 1991 and 1993 Stock Option Plans (the "Option Plans") provide for the issuance of shares of Common Stock of the Company pursuant to stock options which may be granted to non-employee directors of the Company at not less than 100% of the fair market value of such shares on the date of grant. Under the terms of the Option Plans, non-qualified stock options may be granted to non-employee directors pursuant to the following formula -- upon the date of adoption of the Option Plan by the Board of Directors and on each anniversary thereof, each non-employee director of the Company is entitled to receive a non-qualified option to purchase, at 100% of the fair market value of the Company's Common Stock on such date, such shares of the Company's Common Stock as shall be determined by multiplying (a) in the case of the 1991 Stock Option Plan, 4,000 times the number of years he or she has served on the Board of Directors (subject to a maximum of 30,000 shares); and (b) in the case of the 1993 Stock Option Plan, 10,000 times the number of years he or she has served on the Board of Directors or as a consultant or adviser (subject to a maximum of 50,000 shares). Upon adoption of the 1991 Stock Option Plan, the following non-employee directors became entitled to and each was granted non-qualified stock options to purchase 30,000 shares of the Company's Common Stock at a purchase price per share of $7.31 -- Messrs. Baker, Bartholomay, McKenna and Reich. Pursuant to the terms of the 1991 Stock Option Plan, Mr. Sheinfeld became entitled to and was granted on September 6, 1994, non-qualified stock options to purchase 4,000 shares of the Company's Common Stock at a purchase price per share of $19.125 and on September 6, 1995, non-qualified stock options (which become exercisable March 6, 1996) to purchase 8,000 shares of the Company's Common Stock at a purchase price per share of $23.375. Upon adoption of the 1993 Stock Option Plan, the following non-employee directors became entitled to and each was granted non-qualified stock options to purchase 50,000 shares of the Company's Common Stock at a purchase price per share of $26.875 -- Messrs. Baker, Bartholomay, McKenna, Menell, Reich and Sheinfeld. Options granted under the 1993 Stock Option Plan require that the Company's Common Stock attain a market price of $35.00 per share prior to exercise.

     Directors also are entitled to participate at the Company's expense in a medical reimbursement plan which is supplementary to the primary medical insurance maintained by each such individual.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit and Ethics Committee is currently composed of four members, Messrs. McKenna (Chairman), Baker, Bartholomay and Sheinfeld. This Committee is charged with meeting periodically with the independent auditors and Company personnel with respect to the adequacy of internal accounting controls, receiving and reviewing the recommendations of the independent auditors, recommending the appointment of auditors and reviewing the scope of the audit and the compensation of the independent auditors, reviewing consolidated financial statements and, generally, reviewing the Company's accounting policies and resolving potential conflicts of interest. During the 1995 fiscal year this Committee held two meetings.

     The Nominating Committee is currently composed of Messrs. L.J. Nicastro (Chairman) and Bartholomay. This Committee is charged with making recommendations with respect to the nomination of candidates for election to the Board and does not accept recommendations from stockholders of the Company. During the 1995 fiscal year this Committee held one meeting.

     The Stock Option Committee is currently composed of Messrs. Reich (Chairman) and McKenna. This Committee approves the selection of individuals for participation in, and determines the timing, pricing and the amount of option grants under the provisions of, the Company's Stock Option Plans other than formula awards made to Non-Employee Directors of the Company. During the 1995 fiscal year this Committee held one meeting and all other action taken by the Committee was by the unanimous written consent of the members.

     The Compensation Committee is currently composed of Messrs. Bartholomay (Chairman) and McKenna. This Committee is charged with making recommendations regarding the compensation of senior management personnel. During the 1995 fiscal year this Committee held one meeting and took other action by the unanimous written consent of the members.

     The Compensation Committee and Stock Option Committee jointly report to stockholders on executive compensation items as required by the Commission. Their Report is printed at page 9 hereof.

     Compensation Committee Interlocks and Insider Participation. During the last fiscal year, Mr. William C. Bartholomay served as Chairman of the Company's Compensation Committee and Mr. William E. McKenna served as the sole additional member, neither of whom are employees or officers of the Company or any of its subsidiaries or had any relationship requiring disclosure herein by the Company.

                               EXECUTIVE OFFICERS

     The following executive officers were elected to serve until the 1996 Annual Meeting of the Board of Directors and until their respective successors are duly elected and qualify.

                      NAME                 AGE     POSITION
        ---------------------------------  ---     ----------------------------------------
        Louis J. Nicastro................  67      Chairman of the Board of Directors and
                                                   Co-Chief Executive Officer
        Neil D. Nicastro.................  39      President, Co-Chief Executive Officer
                                                   and Chief Operating Officer
        Harold H. Bach, Jr...............  63      Vice President-Finance, Treasurer, Chief
                                                   Financial and Chief Accounting Officer
        Barbara M. Norman................  57      Vice President, Secretary and General
                                                   Counsel

     The principal occupation and employment of Messrs. L.J. and N.D. Nicastro during the last five years is set forth on page 6 hereof.

     Mr. Bach served as Secretary of the Company from July 5, 1990 to June 15, 1992. He assumed the positions of Treasurer effective September 13, 1994 and Vice President-Finance (Chief Financial and Chief Accounting Officer) effective September 30, 1990. Prior to joining the Company, Mr. Bach was a partner in the accounting firms of Ernst & Young (1989-1990) and Arthur Young & Company (1967-1989).

     Ms. Norman was elected Vice President, Secretary and General Counsel of the Company on June 15, 1992. Prior thereto she was associated with the law firm of Whitman & Ransom, New York, New York (1990-1992) and served the Company as Vice President, Secretary and General Counsel (1986-1990).

                             EXECUTIVE COMPENSATION

     To provide stockholders with an understanding of the Company's executive compensation program, the following are presented below: (i) the Joint Report by the Compensation and Stock Option Committees of the Board of Directors on 1995 Executive Compensation; (ii) the Summary Compensation Table; (iii) the Stock Option Tables; (iv) the Corporate Performance Graph; and (v) a description of Employment Agreements.

          JOINT REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES

     The Compensation Committee is charged with making recommendations to the Board of Directors regarding the compensation of senior management personnel. To the extent stock options form a portion of a compensation package, the Compensation Committee works together with the Stock Option Committee, which is responsible for making recommendations regarding stock option grants and awards.

     It is the policy of the Compensation and Stock Option Committees to provide attractive compensation packages to senior management so as to motivate them to devote their full energies to the success of the Company, to reward them for their services and to align the interests of senior management with the interests of stockholders. The Company's executive compensation packages are comprised primarily of base salaries, annual contractual and discretionary cash bonuses, stock options and retirement and other benefits. It is the philosophy of the Compensation Committee that the Company be staffed leanly with a small number of well compensated senior management personnel.

     In general, the level of base salary is intended to provide appropriate basic pay to senior management taking into account historical contributions to the Company and each person's unique value and the recommendation of the Co-Chief Executive Officers. The amount of any discretionary bonus is subjective but is generally based on the actual performance of the Company in the preceding fiscal year, the special contribution of the executive to such performance and the overall level of the executive's compensation including other elements of the compensation package. The Company also has used stock options, which increase in value only if the Company's Common Stock increases in value, and which terminate a short time after an executive leaves the Company, as a means of long-term incentive compensation.

     The cash bonus paid to Mr. N.D. Nicastro for the fiscal year 1995 was determined through a negotiated formula set forth in his employment agreement which provides for bonus compensation equal to two percent of the pre-tax income of the Company between the amounts of $10,000,000 and $50,000,000. (See "Employment Agreements" below for a description of Mr. N.D. Nicastro's employment agreement.) Senior executives other than Mr. N.D. Nicastro were granted discretionary bonuses for the 1995 fiscal year in amounts less than they received for the 1994 fiscal year. The decision to pay such bonuses was subjective but involved consideration of the efforts expended by such executives as well as consideration of the facts that the Company's total revenues were up and pre-tax income was down as compared to the prior fiscal year. For information with respect to options held by senior management at fiscal year end, see "Aggregated Option Exercises in Last Fiscal Year and Fiscal-Year-End Option Values" set forth below.

     The base salary of Mr. L.J. Nicastro is paid pursuant to the terms of his employment agreement and was increased by $150,000 commencing with the 1996 fiscal year. (See "Employment Agreements" below for a description of Mr. L.J. Nicastro's employment agreement.) The amount of such base salary is not specifically related to the Company's performance but is intended to compensate Mr. Nicastro fairly for his ongoing leadership skills and management responsibility as well as recognize his pivotal role in the Company's development and growth over many years. The amount of his discretionary bonus for the 1995 fiscal year was subjective as described above.

     The Omnibus Budget Reconciliation Act of 1993 (the "Budget Act"), generally provides that, for fiscal years commencing in 1994, compensation paid by publicly-held corporations to the chief executive officer and the four most highly paid senior executive officers in excess of one million dollars per year per executive will be deductible by the Company only if paid pursuant to qualifying performance-based compensation plans approved by stockholders of the Company. Compensation as defined by the Budget Act includes, among other things, base salary, incentive compensation and gains on stock option transactions. Since the ultimate value of an option cannot be determined until it is exercised or until the stock underlying the option is sold, executive compensation relating to options may, in a given year, exceed one million dollars. It is the present policy of the Compensation Committee to submit for stockholder approval stock option plans in which the chief executive officers and the most highly paid senior executive officers of the Company may participate. The Compensation Committee intends to consider, on a case by case basis, how the Budget Act will affect contractual and discretionary cash compensation. Inasmuch as Mr. N.D. Nicastro has an existing employment agreement, the Compensation Committee does not intend to request Mr. N.D. Nicastro to submit that agreement for stockholder approval. Depending on the performance of the Company, payments to Mr. Nicastro under such agreement may exceed one million dollars by a maximum of $332,500 per year and such excess payments will not be deductible by the Company.

     The Compensation Committee                The Stock Option Committee
          William C. Bartholomay, Chairman          Harvey Reich, Chairman
          William E. McKenna                        William E. McKenna




     The foregoing Joint Report of the Compensation and Stock Option Committees on executive compensation shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

     The Summary Compensation Table below sets forth the cash compensation paid by the Company and its subsidiaries for service in all capacities during the fiscal years ended June 30, 1995, 1994 and 1993 to each of the Company's executive officers who served during such periods and whose compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                                       LONG TERM
                                                                      COMPENSATION
                                      ANNUAL COMPENSATION                AWARDS
                          ------------------------------------------- ------------
    NAME AND PRINCIPAL                                 OTHER ANNUAL    SECURITIES     ALL OTHER
      POSITION AS OF               SALARY     BONUS   COMPENSATION(1)  UNDERLYING  COMPENSATION(2)
         06/30/95          YEAR      ($)       ($)          ($)       OPTIONS (#)        ($)
-------------------------------------------------------------------------------------------------------
           (A)              (B)      (C)       (D)          (E)           (G)            (I)
-------------------------------------------------------------------------------------------------------
  Louis J. Nicastro         1995   682,500   300,000    4,775             --           409,784
  Chairman of the           1994   682,500   600,000    4,173          500,000         327,252
  Board & Co-CEO            1993   682,500   600,000      --              --           327,252
-------------------------------------------------------------------------------------------------------
  Neil D. Nicastro          1995   532,500   489,100      --              --            35,762
  President, Co-CEO & COO   1994   532,500   741,600      --           700,000          35,742
                            1993   382,500   750,000      --              --            24,992
-------------------------------------------------------------------------------------------------------
  Harold H. Bach, Jr.       1995   250,000    67,800      --              --           --
  Vice                      1994   250,000   100,000      --            75,000         --
  President -- Finance,     1993   200,000   100,000      --              --           --
  Treasurer, CFO/CAO
-------------------------------------------------------------------------------------------------------
  Barbara M. Norman         1995   150,000    27,200      --              --           --
  Vice President,           1994   150,000    40,000      --            75,000         --
  Secretary & General       1993   140,000    40,000      --              --           --
  Counsel
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

COLUMN (F) "Restricted Stock" has been omitted since the Company has not awarded any restricted stock during the last three fiscal years and there was no restricted stock held by executive officers.

COLUMN (H) "Long-term Incentive Plans Payout" has been omitted as not applicable.

(1) Amounts shown for Mr. L.J. Nicastro include $4,775 for fiscal 1995 and $4,173 for fiscal 1994 for tax gross ups.

(2) Amounts shown include accrual for contractual retirement benefits for Mr. L.J. Nicastro. Amounts shown for Mr. N.D. Nicastro include for fiscal 1995, 1994 and 1993 insurance premiums of $662, $642, and $631, respectively, and for fiscal 1995, 1994 and 1993, accrual for contractual retirement benefits of $35,100, $35,100, and $24,361, respectively.

                              STOCK OPTION TABLES

OPTION GRANTS IN LAST FISCAL YEAR

     No options were granted during fiscal year ended June 30, 1995 to the named executives.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL-YEAR-END OPTION VALUES


--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                                    VALUE OF UNEXERCISED
                                                          NUMBER OF SECURITIES          IN-THE-MONEY
                                            VALUE    UNDERLYING UNEXERCISED OPTIONS OPTIONS AT 6/30/95($)
                      SHARES ACQUIRED ON  REALIZED    AT 6/30/95(#) EXERCISABLE(E)     EXERCISABLE(E)
         NAME            EXERCISE(#)         ($)          UNEXERCISABLE(U)(1)         UNEXERCISABLE(U)
--------------------- ------------------ ----------- ------------------------------ ---------------------
         (a)                 (b)             (c)                  (d)                        (e)
--------------------------------------------------------------------------------------------------------------
  Louis J. Nicastro       -0-                -0-               500,000(U)                     -0-(U)
--------------------------------------------------------------------------------------------------------------
  Neil D. Nicastro        -0-                -0-               100,000(E)                   6,500(E)
                                                               200,000(U)                 475,000(U)
                                                               500,000(U)                     -0-(U)
--------------------------------------------------------------------------------------------------------------
  Harold H. Bach, Jr.     -0-                -0-                75,000(U)                     -0-(U)
--------------------------------------------------------------------------------------------------------------
  Barbara M. Norman       -0-                -0-                75,000(U)                     -0-(U)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

(1) Notwithstanding that, as set forth in footnote (1) to the Security Ownership of Management of WMS table, Target Price Options are deemed to be beneficially owned pursuant to Rule 13d-3(d)(1) of the Exchange Act, Target Price Options are reported in the above table as "Unexercisable."

                          CORPORATE PERFORMANCE GRAPH

     The following graph compares for the five years ended June 30, 1995 the yearly percentage change in cumulative total stockholder return on the Company's Common Stock with (1) the cumulative total return of the Standard and Poor's 500 Stock Index ("S & P 500") and (2) the cumulative total return of the Standard and Poor's Leisure Time Index ("S&P Leisure"). The graph assumes an investment of $100 on June 30, 1990 in the Company's Common Stock and $100 invested at that time in each of the Indexes and the reinvestment of dividends where applicable.

      Measurement Period                                                 S&P -
    (Fiscal Year Covered)                WMS           S&P 500          Leisure
1990                                       100             100             100
1991                                       118             107              94
1992                                       361             122             102
1993                                       639             138             105
1994                                       422             140             137
1995                                       436             177             130

     The foregoing table shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

                             EMPLOYMENT AGREEMENTS

     Mr. L.J. Nicastro is employed under the terms of an Amended and Restated Employment Agreement dated October 27, 1994, as amended December 7, 1995, which expires July 31, 1999, subject to automatic one-year extensions thereafter unless notice has been given six months prior to any termination date. The agreement as amended provides for salaried compensation at the rate of $832,500 per annum, or such greater amount as may be determined by the Board of Directors. Upon Mr. Nicastro's retirement date of July 31, 1999 ("Retirement Date"), or in the event Mr. Nicastro becomes disabled, the Company is required to pay Mr. Nicastro until his death an annual benefit equal to one-half of the aggregate annual base salary being paid to him at the time of such occurrence, but in no event less than $341,250 per year payable in monthly installments. Such benefit (to the extent not previously vested) vests ratably during the period October 27, 1994 through July 31, 1999 (or such earlier date as Mr. Nicastro's employment may terminate by reason of the Company's violation of the agreement or the occurrence of a change-in-control of the Company). The vested amount of such retirement or disability benefit is payable notwithstanding Mr. Nicastro's termination of employment for any reason, provided, he is not in material breach of the terms of the agreement and, upon his death, is payable to his designee or estate. Upon Mr. Nicastro's death whether during the term of his employment or after his Retirement Date, the Company shall pay in monthly installments to his designee or estate for a period of fifteen years thereafter, an annual benefit equal to one-half of the amount of the annual base salary paid to him on his date of death if such death occurs during his employment or the amount of his retirement benefit but no less than $416,250 per annum.

     Mr. N.D. Nicastro is employed under the terms of a Second Amended and Restated Employment Agreement dated October 12, 1993. The Agreement provides for salaried compensation at the rate of $532,500 per annum, or such greater amount as may be determined by the Board of Directors, bonus compensation of two percent of the pre-tax income of the Company between the amounts of $10,000,000 and $50,000,000 and $1,000,000 of life insurance coverage in addition to the standard amount provided to Company employees. The agreement expires December 31, 2000, subject to automatic extensions in order that the term of Mr. Nicastro's employment shall at no time be less than three years. Upon Mr. Nicastro's retirement or death and for a period of five years thereafter, the Company is required to pay to Mr. Nicastro or his designee, or if no designation is made, to his estate, for a period equal to the greater of the balance of the remaining term of the agreement or five years, an annual benefit equal to one-half of the annual base salary being paid to him on such retirement or death, as the case may be, but in no event less than $266,250 per year. Such benefits are payable notwithstanding Mr. Nicastro's termination of employment for any reason.

     The employment agreements of Messrs. L.J. Nicastro and N.D. Nicastro provide for full participation by each executive in all benefit plans available to senior executives and for reimbursement of all medical and dental expenses incurred by each such officer or his spouse and, in the case of Mr. N.D. Nicastro, incurred by his children under the age of twenty-one. Each agreement provides for full compensation during periods of illness or incapacity; however, the Company may give thirty-day notice of termination if such illness or incapacity disables such officer from performing his duties for a period of more than six months. Such termination notice becomes effective if full performance is not resumed within thirty days of such notice and maintained for a period of two months thereafter. Each of the employment agreements may be terminated at the election of the officer upon the occurrence without his consent or acquiescence of any one or more of the following events: (i) the placement of such officer in a position of lesser stature or the assignment to such officer of duties, performance requirements or working conditions significantly different from or at variance with those presently in effect; (ii) the treatment of such officer in a manner which is in derogation of his status as a senior executive; (iii) the cessation of service of such officer as a member of the Board of Directors of the Company; (iv) the discontinuance or reduction of amounts payable or personal benefits available to such officer pursuant to such agreements; or (v) such officer is required to work outside his agreed upon metropolitan area. In any such event, and in the event the Company is deemed to have wrongfully terminated such individual's employment agreement under the terms thereof, the Company is obligated (a) to make a lump sum payment to such officer equal in amount to the sum of the aggregate base salary during the remaining term of such agreement (but in no event less than three times the highest base salary payable to him during the one-year period prior to such event), the bonus (assuming all objectives for payment had been met) and the retirement benefit (assuming the date of termination were the Retirement Date and, in the case of Mr. L.J. Nicastro, assuming the lump sum payment in respect of retirement benefits is ten times his annual benefit) otherwise payable under the terms of the employment agreement and (b) to purchase at the election of such officer all stock options held by him with respect to the Company's Common Stock at a price equal to the spread between the option price and the fair market price of such stock as defined in the agreement. Each of the employment agreements may also be terminated at the election of the officer if individuals who presently constitute the Board of Directors, or successors approved by such Board members, cease for any reason to constitute at least a majority of the Board. Upon such an event, the Company may be required to purchase the stock options held by such officers and make payments similar to those described above.

OTHER PLANS AND ARRANGEMENTS

     Under the Company's noncontributory pension plan for salaried employees of the Company and its wholly-owned subsidiaries, the amount of monthly benefits payable upon attainment of normal retirement age (assumed to be 65) are computed as follows: $50.00 plus $7.50 per year of credited service to a maximum of 30 years' credited service. Under this plan an employee's benefit vests after five years of service. The estimated annual benefit payable upon retirement to each officer listed in the Summary Compensation Table who is entitled to such benefit, assuming continued employment and retirement at age 65, is as follows:
Mr. L.J. Nicastro $1,786; Mr. N.D. Nicastro $1,500; Mr. H.H. Bach, Jr. $690; and, for all executive officers as a group, $3,976. The plan was amended effective September 1, 1990, to discontinue on that date the acceptance of new participants in the plan and on December 31, 1991 to discontinue the accrual of future benefits.

     On April 19, 1993, the Board of Directors adopted a Treasury Share Bonus Plan for key employees (the "Bonus Plan"). The shares of Common Stock allocated to the Bonus Plan consist as of the Record Date of 54,312 shares of the Company's Common Stock. Awards are made at no direct cost to the employees selected by management for awards and vest on dates selected in the discretion of management. Unvested portions of awards are forfeited upon the termination of employment by award recipients for any reason other than death, in which event, shares representing the remaining portion of any award are to be issued to the executor or administrator of the employee's estate. During the 1995 fiscal year, no additional shares were awarded under the Bonus Plan.

               PROPOSAL 2 -- APPOINTMENT OF INDEPENDENT AUDITORS

     It is proposed that the stockholders ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors for the Company for the 1996 fiscal year. The Company expects representatives of Ernst & Young LLP to be present at the Annual Meeting at which time they will respond to appropriate questions submitted by stockholders and may make such statements as they may desire.

     Approval by the stockholders of the appointment of independent auditors is not required but the Board deems it desirable to submit this matter to the stockholders. If a majority of the stockholders voting at the meeting should not approve the selection of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

                            ------------------------

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY. THE SHARES REPRESENTED BY SIGNED PROXY CARDS RETURNED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                            ------------------------

                                    GENERAL

     As of the date of this Proxy Statement, the Board does not intend to present any other matters for action. However, if any other matters are properly brought before the meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented thereby in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholder proposals in respect of matters to be acted upon at the Company's next Annual Meeting of Stockholders should be received by the Company on or before August 14, 1996 in order that they may be considered for inclusion in the Company's proxy materials.

OTHER MATTERS

     THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1995, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, TO EACH OF THE COMPANY'S STOCKHOLDERS OF RECORD ON DECEMBER 1, 1995, AND EACH BENEFICIAL OWNER OF STOCK ON THAT DATE UPON RECEIPT OF A WRITTEN REQUEST THEREFOR MAILED TO THE COMPANY'S OFFICES, 3401 NORTH CALIFORNIA AVENUE, CHICAGO, ILLINOIS 60618, ATTENTION: TREASURER. IN THE EVENT THAT EXHIBITS TO SUCH FORM 10-K ARE REQUESTED, A REASONABLE FEE WILL BE CHARGED FOR REPRODUCTION OF SUCH EXHIBITS. REQUESTS FROM BENEFICIAL OWNERS OF COMMON STOCK MUST SET FORTH A GOOD FAITH REPRESENTATION AS TO SUCH OWNERSHIP.

     It is important that the accompanying proxy card be returned promptly. Therefore, whether or not you plan to attend the meeting in person, you are earnestly requested to mark, date, sign and return your proxy in the enclosed envelope to which no postage need be affixed if mailed in the United States. The proxy may be revoked at any time before it is exercised. If you attend the meeting in person, you may withdraw the proxy and vote your own shares.

                      MANNER AND EXPENSES OF SOLICITATION

     The solicitation of proxies in the accompanying form is made by the Board and all costs thereof will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or telegraph, but they will not receive additional compensation for such services.

     Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of Common Stock in their names will be required by the Company to forward proxy material to their principals and will be reimbursed for their reasonable out of pocket expenses in such connection.

     Inspectors of election will be appointed to tabulate the number of shares of Common Stock represented at the meeting in person or by proxy, to determine whether or not a quorum is present and to count all votes cast at the meeting. The inspectors of election will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. With respect to the tabulation of votes cast on a specific proposal presented to the stockholders at the meeting, abstentions will be considered as present and entitled to vote with respect to that specific proposal, whereas broker non-votes will not be considered as present and entitled to vote with respect to that specific proposal.

                                          By Order of the Board of Directors,

                                               BARBARA M. NORMAN
                                               Secretary
Chicago, Illinois
December 12, 1995

1. Election of nine directors to the Board of Directors as set forth in Proposal 1 of the Proxy Statement.

   FOR all nominees listed below. / /     WITHHOLD AUTHORITY to vote
                                          for all nominees listed below. / /
  *EXCEPTIONS / /

   Nominees: G.R. BAKER, W.C. BARTHOLOMAY, K.J. FEDESNA, W.E. McKENNA, N.J. MENELL, L.J. NICASTRO, N.D. NICASTRO, H. REICH, I.S. SHEINFELD (INSTRUCTIONS:
   To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

   *Exception
             ------------------------------------------------------------------

2. Ratification of the appointment of Ernst & Young LLP as independent auditors for the 1996 fiscal year as set forth in Proposal 2 of the Proxy Statement.

   FOR / /                AGAINST / /                   ABSTAIN / /

   I (we) will / /     will not / /   attend the Annual Meeting in person.


                                        Change of Address and
                                        or Comments Mark Here  / /

                                        IMPORTANT: Please sign exactly as
                                        name or names appear hereon, and when
                                        signing as attorney, executor,
                                        administrator, trustee or guardian, give your full title as such. If signatory is a corporation, sign the full corporate name by a duly authorized officer. If shares are held jointly each stockholder named should sign.

                                        Dated:
                                               -------------------------------
                                               -------------------------------
                                               -------------------------------
                                               Votes must be indicated
                                               (x) in Black or Blue ink. / /

Please Sign, Date and Return this Proxy Card Promptly Using the Enclosed
Envelope.

--------------------------------------------------------------------------

                              WMS INDUSTRIES INC.
                   Proxy Solicited by the Board of Directors
                     for the Annual Meeting of Stockholders
                                January 23, 1996

   KNOW ALL MEN BY THESE PRESENTS that the undersigned stockholder of WMS INDUSTRIES INC. the ("Company'') does hereby constitute and appoint NEIL D. NICASTRO, HAROLD H. BACH, JR. and BARBARA M. NORMAN (the "Proxies'') and each of them (each with full power of substitution of another) as attorneys, agents and proxies, for and in the name, place and stead of the undersigned, and with all the powers the undersigned would possess if personally present, to vote as instructed on the reverse side hereof, all of the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on January 23, 1996 at 11:30 A.M. local time at the Hotel Parker Meridien, 118 West 57th Street, New York, New York, and at any adjournment or adjournments thereof, all as set forth in the Notice of Annual Meeting and Proxy Statement.

   In their discretion, the Proxies are authorized to vote upon such other and further business as may properly come before the meeting.

   The shares represented by the Proxy will be voted in accordance with the instructions given. If no such instructions are given, the shares represented by this Proxy will be voted IN FAVOR of Proposals 1 and 2.

(Continued and to be signed on reverse side)
                                             WMS INDUSTRIES INC.
                                             P.O. BOX 11129
                                             NEW YORK, N.Y. 10203-0129